HOMELAND SECURITY CAPITAL CORPORATION

Investor Presentation

June 2008

Forward-looking Statements

This slide presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about Homeland Security Capital Corporation. Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words "believes," "expects," "intends," "may," "will," "should" or comparable terminology. Such forward-looking statements are based upon the current beliefs and expectations of Homeland Security Capital Corporation's management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements.

We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties and assumptions. We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company

We are an international provider of radiological, nuclear, environmental, disaster relief, and security solutions.

www.hscapcorp.com

HOMELAND SECURITY CAPITAL CORPORATION

Our Divisions

Homeland Security Capital Corporation

- (93% Ownership) Security Systems Integration **(Nexus Technologies Group)**
- (100% Ownership) Environmental Remediation **(Safety and Ecology Corporation)**
- (51% Ownership) Nuclear/ Radiological Detection **(Polimatrix)**

Our Strategy

Enhance Operating Performance:

- Provide value added services
  - Marketing, Commercial/Government, Legal, Financial
- Pursue cross selling opportunities
- Implement technology (utilize our technology platform)

Pursue Acquisitions:

- CBRNE*, environmental, disaster, security solutions
- Complementary businesses
  - Geography
  - Market presence
  - Breadth of solutions

* CBRNE: Chemical, biological, radiological, nuclear, explosive

Equity Snapshot

Ticker Symbol	HOMS
Exchange	Over-the-Counter
Price [(1)]	$0.05
Market capitalization	$2.47M
Shares outstanding (no-diluted)	49.35M
Revenues (Q2 estimated)	$16M
Cash (mm) [(2)]	$3.08M
Total Debt (mm) [(2)]	$14M
Enterprise Value [(2), (3)]	$39.2M

Footnotes:

(1) As of closing trading date June 6, 2008

(2) HOMS recent 10Q dated March 31, 2008

(3) Fully diluted 503M shares

Management Team

- C. Thomas McMillen – Chairman/CEO
  - Rhodes Scholar
  - 1972 Munich Olympian (start of modern terrorism)
  - US Congressman (1987–1993)
  - Presidential appointee (1993-1998)
  - Co-Founder/CEO of Global Secure Corp (first responder consolidation) (2003-2004)
  - Vice Chairman Fortress International Group (mission critical firm) (January 2007 – Present)
  - Chairman/CEO of Secure America Acquisition Corporation (homeland security SPAC) (2007 – Present)

Management Team (cont.)

- **Christopher Leichtweis, CIH – President**
  - Project Manager for Bechtel (1984 – 1991)
  - Founding CEO - Safety and Ecology Corp. (1991 – Present)
  - Southeast Entrepreneur of the Year (2005 - Ernst & Young)
  - Professional Technical Certification

- **Michael Brigante – CFO and VP of Finance**
  - 25 year financial executive
  - Public company CFO experience

Directors

Zev Kaplan

25 year lawyer currently General Counsel of Cash Systems, Inc. (NASDAQ-CKNN)

Phil McNeill

Managing Partner of SPP Mezzanine

Previously Managing Director of $4.5B Allied Capital Company

Brian Griffin

Rhodes Scholar

Chairman, Clean Energy Systems

Presidential Appointee, Southern States Energy Board

Previously Oklahoma Secretary of Environment

Safety and Ecology Corporation (SEC)

Environmental Remediation Division
- 2007 Revenue - $50.9M
- 2007 EBITDA - $4.3M



Profile:

SEC is a leading niche government and commercial provider of global environmental, hazardous and radiological infrastructure remediation and advanced construction service.

Approximately 400 Engineers/Employees
– 150 with federal security clearances
– US and UK operations



Top 20 Nuclear Waste Management Company
– Leading "Mid-Major" company
– environmental remediation and construction

Customer List:

- FEMA
- Army Corps of Engineers
- Bechtel Companies
- UK Government

HOMELAND SECURITY CAPITAL CORPORATION

Safety and Ecology Corporation (SEC)

Environmental Remediation Division

- Strong Financial Outlook
  - –Historical CAGR – approximately 26%
- Significant Infrastructure Investments
  - –Increasing margins
  - –Offer a more complete capability/solution to clients
- Other Key Discriminators
  - –Largest radiological protection contract in US in past 10 years
  - –NRC Mobile D&D Rad Material License
  - –Broad geographic coverage in key markets
  - –Demonstrated ability to complete complex projects
- Large Market – Nuclear Services Market ($250B - $300B)*







*Estimated DOE expenditures over several decades according to International Atomic Energy Agency.

Safety and Ecology Corporation (SEC) (Cont.)

Environmental Remediation Division

SEC organizes its core capabilities and service offerings into four business areas:



Construction, Remediation & Demolition
Environmental Services
Environmental Technologies
CBRN-E Response

- Facility D&D, Demolition and Site Closure
- Federal Facility Advanced Construction
- Waste Management
- Environmental Safety and Health
- Emergency Response
- Threat Reduction/Security
- Environmental Engineering/ Consulting
- Environmental & Instrumentation Technology

Polimatrix, Inc.

Nuclear/Radiological Detection Division

- 2007 Revenues: $245,000

- 2008 Revenues (e): $4.0M

Profile:

A leading system integrator and total solutions provider delivering advanced radiation and nuclear protection and detection products and services.


RadFlash™
000

THREAT:

"Decontamination costs alone – Hiroshima-size nuclear bomb on NYC – approximately $4 trillion"
- Pacific Northwest National Laboratory

"The biggest threat we face" (nuclear threat)
- Vice President Dick Cheney

"Total nuclear and radiological security market is $13.5 billion over the next five years"
- Civitas Group Nuclear & Radiological Security Market Report

Polimatrix, Inc. (Cont.)

Nuclear/Radiological Detection Division

- Personal size
- Low cost
- Easy to use
- Random
- Layered
- Networked

- Force multiplier
- Minimal footprint
- Disrupts radiation threat 'battle rhythm'



Map
Satellite
Hybrid
Alarm
Warning
Normal
Group reading
Stale data
Offline

Polimatrix, Inc. (Cont.)

Nuclear/Radiological Detection Division

ILEAS Award:

Illinois Law Enforcement Alarm System
(22,000 state-wide, instrument procurement)



$18M base contract over 3 years (largest in the world)

Nexus Technologies Group

Security Integration Division
- 2007 Revenue - $12.4M
- 2007 EBITDA - $ 0.7M

Profile:

Nexus Technologies Group, based in Hawthorne, NY is a security integration company providing highly engineered electronic security solutions for corporate and government security markets. Led by management with 50 years of combined experience.

Customer List

American Express
Latham & Watkins
The American Red Cross
The Consulate of Belgium
New York City- Office of Emergency Management
Steiner Studios
Exelon Energy
MasterCard International
National Basketball Association
National Basketball Players Association
National Hockey League

Other Holdings

Company	Shares	Description	Approx Value
Vuance (NASDAQ "VUNC")	692,660	Shares received – previous subsidiary sale	$2.1M*
Secure America Acquisition Corporation (AMEX "HLD")	325,000	Shares received – previous SPAC IPO	$2.6M**
Green Energy Acquisition Corporation (IPO pending)	50,000	Shares to be received from SPAC IPO	$.5M***
		TOTAL	**$5.2 M**

* As of June 6, 2008

** Assumes business combination completed at trust value ($8.00)

*** Assumes IPO closes and business combination completed at trust value ($10.00)

Publicly-Traded Peer Group

	Company Name	Enterprise Value (EV) [1]	Revenue 2007 [2]	EV/2007 Revenue	EBITDA 2007 [2]	Enterprise Value/ 2007 EBITDA
ECOL	American Ecology Corporation	520.6	165.5	3.1	41.10	12.7
CLHB	Clean Harbors, Inc.	1,747.2	946.9	1.8	122.9	14.2
EEI	Ecology and Environment, Inc.	35.2	105.0	0.3	5.7	6.2
ES	Energy Solutions, Inc.	2783.0	1,092.6	2.5	117.8	23.6
ICFI	ICF International, Inc	353.5	727.1	0.5	76.8	4.6
SXC	Stantec, Inc	1,585.6	830.9	1.9	119.4	13.3
TTEK	Tetra Tech, Inc.	1,004.3	1,045.2	1.0	102.5	9.8
Mean		**1147.1**	**701.9**	**1.6**	**83.7**	**12.1**
HOMS	Homeland Security Capital Corporation (3)	36.1	63.5	0.6	2.9	12.4
(Discount)/Premium				**-0.65%**		**103%**

1. Simple enterprise value calculation equals market capitalization plus debt minus cash. Minority interest and preferred shares are not included.
2. 2007 financials from Capital IQ
3. Firm value calculated on 503M shares outstanding (0.05 share price) plus $14.0M debt minus $3.0M cash. Reflects 2007 calendar year pro-forma revenue of $63.5M (not including proposed acquisition) and normalized. EBITDA which reflects exclusion of derivative liabilities; non-recurring costs; and non-cash compensation.

Summary

- Experienced proven management
- World-class board of directors
- $70 M in revenue for 2008 assuming no further acquisitions
- High growth sectors
- Many acquisition targets for complementary businesses

HOMELAND SECURITY CAPITAL CORPORATION

Thank you!